Exhibit 4.2

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APPLICATION

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED ANNUITY

Issued by GAINBRIDGE LIFE INSURANCE COMPANY, {P.O. BOX 80509, INDIANAPOLIS, IN 46280}

A.	PRODUCT SELECTION

Product	Product Type
{GAINBRIDGE Annuity}	{Registered Index-Linked Deferred Annuity}

B.	OWNER

Owner Information	{Joint Owner Information}
{(If trust, include Trust Certification Form)}	{(Not available for Individual Retirement Annuities)}

{Owner Type: Individual Trust Custodian}	{For non-qualified Contracts only and must be a spouse
of the Owner}

COMPLETE NAME (FIRST-MIDDLE-LAST)			{COMPLETE NAME (FIRST-MIDDLE-LAST)}

ADDRESS 1			{ADDRESS 1}

ADDRESS 2			{ADDRESS 2}

CITY	STATE	ZIP CODE	{CITY}	{STATE}	{ZIP CODE}

DATE OF BIRTH {OR TRUST} (MM/DD/YEAR)	SEX		{DATE OF BIRTH} {OR TRUST} {(MM/DD/YEAR)}	{SEX}

	{MALE/FEMALE}			{MALE/FEMALE}

EMAIL ADDRESS			{EMAIL ADDRESS}

MOBILE PHONE NUMBER	SOCIAL SECURITY NUMBER {OR TIN}		{MOBILE PHONE NUMBER}	{SOCIAL SECURITY NUMBER OR TIN}

ICC22-D-RILA-APP	PAGE 1 OF 9	{ P.O. BOX 80509, INDIANAPOLIS, IN 46280| 800 374-3714 |} 05/22

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APPLICATION

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED ANNUITY

Issued by GAINBRIDGE LIFE INSURANCE COMPANY, {P.O. BOX 80509, INDIANAPOLIS, IN 46280}

C.	ANNUITANT

Annuitant Information	{Joint Annuitant Information}
(Complete only if Annuitant is different from Owner)	{(Not available for Individual Retirement Annuities)}

COMPLETE NAME (FIRST-MIDDLE-LAST)			{COMPLETE NAME (FIRST-MIDDLE-LAST)}

ADDRESS 1			{ADDRESS 1}

ADDRESS 2			{ADDRESS 2}

CITY	STATE	ZIP CODE	{CITY}	{STATE}	{ZIP CODE}

DATE OF BIRTH (MM/DD/YEAR)	SEX		{DATE OF BIRTH} {(MM/DD/YEAR)}	{SEX}

	{MALE/FEMALE}			{MALE/FEMALE}

EMAIL ADDRESS			{EMAIL ADDRESS}

MOBILE PHONE NUMBER	SOCIAL SECURITY NUMBER		{MOBILE PHONE NUMBER}	{SOCIAL SECURITY NUMBER }

D.	TAX QUALIFICATION

Do you plan to fund this annuity with qualified funds?	{Yes or No}

Typically, these are funds in or withdrawn from an IRA, 401K, 403b or other retirement plan.

{You indicated you plan to fund this annuity with qualified funds. Please provide what type of qualified funds you will use.	{401K, TSA, Traditional IRA, 403B, 457 Plan, SEP, Roth IRA, QDRO, Employer Pension Plan}

{If you are funding with a Traditional IRA Contribution, please list the Tax Year: {Year}}

ICC22-D-RILA-APP	PAGE 2 OF 9	{ P.O. BOX 80509, INDIANAPOLIS, IN 46280| 800 374-3714 |} 05/22

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APPLICATION

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED ANNUITY

Issued by GAINBRIDGE LIFE INSURANCE COMPANY, {P.O. BOX 80509, INDIANAPOLIS, IN 46280}

{If you are funding with a Roth IRA Contribution, please indicate the Tax Year and Roth IRA Inception Date: {Year and Inception Date}}

☐	Single Transfer/1035 Exchange
Only one transfer is expected to fund the Contract. No additional selections are required.

☐	{Multiple Transfers/1035 Exchanges
	More than one transfer/1035 Exchange is expected to fund the Contract.	☐	How many expected Transfers

☐	Cash with application and Transfer(s)/1035 Exchange(s)
Cash and additional transfer(s) are expected to fund the Contract.}

E.	PURCHASE PAYMENT

Purchase Payment with Application

{$}

ANY PURCHASE PAYMENT CONTRIBUTIONS RECEIVED AFTER THE CONTRACT DATE WILL AUTOMATICALLY BE ALLOCATED TO THE FIXED INTEREST STRATEGY UNLESS OTHERWISE PERMITTED UNDER THE CONTRACT
F. CREDITING STRATEGIES AND ALLOCATION

Crediting Strategies	Allocation {(Must be equal to 100%, whole percentage, $500 per option minimum)}

Fixed Interest	{x}%

{S&P 500® Price Return} {Term Point-to-Point with Buffer}	{x}%

{S&P 500® Total Return} Term Point-to-Point with Coupon	{x}%

{S&P 500® Price Return} {Term Point-to-Point with Floor}	{x}%

G.	BENEFICIARIES

Primary Beneficiaries

{Per Stirpes designations not accepted}

Allocation percentages must be in whole numbers. The Primary Beneficiary must add up to 100%. If there are contingent Beneficiaries, those must also add up to 100%.

ICC22-D-RILA-APP	PAGE 3 OF 9	{ P.O. BOX 80509, INDIANAPOLIS, IN 46280| 800 374-3714 |} 05/22

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APPLICATION

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED ANNUITY

Issued by GAINBRIDGE LIFE INSURANCE COMPANY, {P.O. BOX 80509, INDIANAPOLIS, IN 46280}

NATURAL PERSON OR TRUST			PERCENTAGE

NAME (FIRST MIDDLE LAST OR TRUST NAME)		DOB OR TRUST
		(MM/DD/YEAR)	{Per Stirpes}

RELATIONSHIP TO OWNER	CONTACT NAME	SOCIAL SECURITY NUMBER OR TAX ID

ADDRESS, CITY, STATE, ZIP {(NO P.O. BOX)}

EMAIL ADDRESS		PHONE NUMBER

Contingent Beneficiaries

NATURAL PERSON OR TRUST			PERCENTAGE

NAME (FIRST MIDDLE LAST OR TRUST NAME)		DOB OR TRUST
		(MM/DD/YEAR)	{Per Stirpes}

RELATIONSHIP TO OWNER	CONTACT NAME	SOCIAL SECURITY NUMBER OR TAX ID

ADDRESS, CITY, STATE, ZIP {(NO P.O. BOX)}

EMAIL ADDRESS		PHONE NUMBER

H.	EXISTING COVERAGES / REPLACEMENT

Please answer the following questions

a.	Do you have any other annuity contracts or life insurance policies?
	If “Yes,” and required by your state, complete the necessary Replacement Notice.	{Yes or No}

b.	Is the contract applied for replacing or intended to replace or change any existing
	life insurance or annuity contracts?	{Yes or No}
If “Yes,” and required by your state, complete the necessary Replacement Notice.

ICC22-D-RILA-APP	PAGE 4 OF 9	{ P.O. BOX 80509, INDIANAPOLIS, IN 46280| 800 374-3714 |} 05/22

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APPLICATION

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED ANNUITY

Issued by GAINBRIDGE LIFE INSURANCE COMPANY, {P.O. BOX 80509, INDIANAPOLIS, IN 46280}

I.	FRAUD NOTICE

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

J.	AUTHORIZATIONS

If paying by Electronic Funds Transfer (EFT):

I authorize Gainbridge Life Insurance Company to debit the bank account indicated in this web form for the Purchase Payment amount noted in this application on today’s date. I understand that because this is an electronic transaction, these funds may be withdrawn from my account as soon as the above noted transaction date. In the case of an EFT being rejected for non-sufficient funds (NSF), I understand that the business may at its discretion attempt to process the charge again within 30 days and agree to an additional {$1-$100} charge for each attempt returned NSF which will be initiated as a separate transaction from the authorized payment. I acknowledge that the origination of an EFT to my account must comply with all applicable provisions of U.S. law. I will not dispute Gainbridge Life Insurance Company debiting my bank account, so long as the transaction corresponds to the terms indicated in this web form. I understand that if the financial institution associated with the bank account indicated in this web form changes or updates its bank routing number, I should take immediate action by updating my EFT banking information by calling Customer Service at 866-252-9439. I give the Company permission to update my bank routing number of bank account number should the Company be notified by my financial institution or otherwise become aware that a change or update has been made to my bank routing number or bank account number by me or by my financial institution.

ICC22-D-RILA-APP	PAGE 5 OF 9	{ P.O. BOX 80509, INDIANAPOLIS, IN 46280| 800 374-3714 |} 05/22

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APPLICATION

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED ANNUITY

Issued by GAINBRIDGE LIFE INSURANCE COMPANY, {P.O. BOX 80509, INDIANAPOLIS, IN 46280}

K.	APPLICANT STATEMENTS

Upon issuance, the assets in your contract are subject to state unclaimed property laws which provide that if no activity occurs in your contract within the time period specified by the particular state law after the contract’s maturity date or date that the death benefit is due and payable, your assets must be transferred to the appropriate state. We are required by law to advise you that your assets may be transferred to an appropriate state in compliance with these state laws. Under penalties of perjury, I certify that (1) the Social Security number or taxpayer identification number shown in this application is correct, (2) that I am not subject to backup withholding, not being notified by the IRS of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, (3) I am a U.S. person (including a U.S. resident alien), and (4) I am exempt from FATCA reporting. (Cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding due to a failure to report all interest and dividends). I understand that the annuity contract will be effective on the date of approval by Gainbridge Life Insurance Company.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

I acknowledge that I have received, read, and accepted the notices provided by Gainbridge Life Insurance Company about 1) the Company’s information practices (Privacy Notice), and 2) the electronic records practices (E- sign Consent).

By signing below, I/we, the Owner(s), acknowledge the statements mentioned above and understand and agree to the following:

•	I have read this application and all statements and answers as they pertain to me, and I represent that they are true and complete to the best of my knowledge and belief.

•	I acknowledge receipt of the current Contract Prospectus.

•	I have reviewed the Contract Prospectus and understand that the Contract is a long-term commitment to meet my financial needs and goals.

•

I understand that the Company does not offer legal, financial, tax, investment, or any estate-planning advice and I have sought such advice from the proper professionals before applying for this Contract, if necessary.

ICC22-D-RILA-APP	PAGE 6 OF 9	{ P.O. BOX 80509, INDIANAPOLIS, IN 46280| 800 374-3714 |} 05/22

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APPLICATION

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED ANNUITY

Issued by GAINBRIDGE LIFE INSURANCE COMPANY, {P.O. BOX 80509, INDIANAPOLIS, IN 46280}

•

I understand the amounts withdrawn under the Contract may be subject to Withdrawal Charges, which may cause its values and benefits to decrease or terminate, when withdrawn or surrendered prior to a specified date or dates as stated in the Contract, Riders and/or Endorsements attached to the Contract.

•

I UNDERSTAND THAT THE CONTRACT VALUE MAY BE AFFECTED BY THE PERFORMANCE OF AN EXTERNAL REFERENCE INDEX AND MAY INCREASE OR DECREASE, (II) THAT THE CONTRACT DOES NOT DIRECTLY OR INDIRECTLY PARTICIPATE IN ANY STOCK OR EQUITY INVESTMENT, (III) THAT THE CONTRACT VALUE IS NOT GUARANTEED, (IV) THAT THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE, AND (IV) THAT CONTRACT VALUES BASED ON THE SEPARATE ACCOUNT ASSETS ARE NOT GUARANTEED AND MAY INCREASE OR DECREASE WITH INVESTMENT EXPERIENCE.

Patriot Act Notice: To help the government fight the funding of terrorism and money laundering activities, Federal law requires us to obtain and record information for each person who purchases an annuity contract, including an application for an insurance policy or annuity contract.

I am submitting this application on my own behalf without having received a recommendation to purchase from any insurance agent, insurance representative, or the insurance Company and am making my own determination as to the suitability of the product for my financial status and have sought any necessary advice from my own legal, financial, tax, investment, or other proper professionals. I certify that an annuity illustration was not used during the sale of the annuity contract I am applying for on this application. I agree to all terms and conditions as shown and have read and understand all the statements made above. I agree that this application will be made part of the annuity contract, and all statements made in this application are true, to the best of my knowledge and belief.

This application has been completed by electronic means, and I acknowledge that I have not myself physically signed the application but instead hereby authorize Gainbridge Life Insurance Company or its agent, Gainbridge Insurance Agency, LLC (Gainbridge), to print “Electronically Signed” on the signature line of the application and I agree that such printing shall be treated as a valid signature for all purposes on this application. I acknowledge that Gainbridge Life Insurance Company or Gainbridge has verified my identity for this purpose in accordance with any applicable law or regulation.

This document packet, including the terms, conditions, and declarations as well as other important documents such as disclosures and agreements were prepared for my review and approval. I acknowledge that I have been given an opportunity to retain a copy of the document packet by saving it electronically to my own personal storage device or by printing the document packet.

ICC22-D-RILA-APP	PAGE 7 OF 9	{ P.O. BOX 80509, INDIANAPOLIS, IN 46280| 800 374-3714 |} 05/22

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APPLICATION

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED ANNUITY

Issued by GAINBRIDGE LIFE INSURANCE COMPANY, {P.O. BOX 80509, INDIANAPOLIS, IN 46280}

SIGNATURE OF OWNER			DATE (MM/DD/YEAR)

X [Electronically Signed]
{Signing as (if applicable):	Trustee	Other Fiduciary (e.g.,
POA, Guardian, Authorized Officer)}

IP ADDRESS

{SIGNATURE OF JOINT OWNER (IF APPLICABLE)}			{DATE (MM/DD/YEAR)}

{X [Electronically Signed] }
{Signing as (if applicable):	Trustee	Other Fiduciary (e.g.,
POA, Guardian, Authorized Officer)}

{IP ADDRESS}

L.	TRUSTED PERSON

The Owner has the option to name a “Trusted Person” if they are (A) a natural person age 65 and older or (B) a natural person age 18 and older who has a mental or physical impairment that renders the individual unable to protect his or her own interests. By choosing to provide information about a trusted contact person, you authorize us to contact the trusted contact person listed below and disclose information about your account to that person in the following circumstances: to address possible financial exploitation (definition below), to confirm the specifics of your current contact information, health status, or the identity of any legal guardian, executor, trustee or holder of a power of attorney, or as otherwise permitted by FINRA Rule 2165 (Financial Exploitation of Specified Adults).

Financial Exploitation:

(A)	The wrongful or unauthorized taking, withholding, appropriation, or use of a specified adult’s funds or securities; or

(B)

any act or omission taken by a person, including through the use of a power of attorney, guardianship, or any other authority, regarding a specified adult, to: (i) obtain control, through deception, intimidation, or undue influence, over the specified adult’s money, assets, or property; or (ii) convert the specified adult’s money, assets, or property.

ICC22-D-RILA-APP	PAGE 8 OF 9	{ P.O. BOX 80509, INDIANAPOLIS, IN 46280| 800 374-3714 |} 05/22

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APPLICATION

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED ANNUITY

Issued by GAINBRIDGE LIFE INSURANCE COMPANY, {P.O. BOX 80509, INDIANAPOLIS, IN 46280}

Mr.☐ Mrs.☐ Ms.☐ Dr.☐                         Suffix:    Sr.☐ Jr.☐

COMPLETE NAME (FIRST-MIDDLE-LAST)

RELATIONSHIP TO PRIMARY APPLICANT {/JOINT APPLICANT}

RESIDENTIAL ADDRESS	CITY	STATE	ZIP CODE

MAILING ADDRESS (IF DIFFERENT FROM RESIDENTIAL ADDRESS)	CITY	STATE	ZIP CODE

PHONE NUMBER	EMAIL ADDRESS

{The “S&P 500 index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Gainbridge Life Insurance Company. Standard & Poor’s® and S&P® are registered trademarks of S&P Global or its affiliates, an affiliate and third party licensor of S&P (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC, a third party licensor of S&P (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Gainbridge Life Insurance Company. “{Insert Product Name}”™ is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 index. }

{Additional Index Disclaimer(s)}

ICC22-D-RILA-APP	PAGE 9 OF 9	{ P.O. BOX 80509, INDIANAPOLIS, IN 46280| 800 374-3714 |} 05/22